KOALA CORPORATION




                                                                May 1, 1997



TO THE SHAREHOLDERS OF KOALA CORPORATION

     You are cordially invited to attend the Annual Meeting of Shareholders of Koala Corporation to be held on Friday, May 30, 1997, at 2:00 p.m. at the Embassy Suites Hotel, 4444 Havana Street, Denver, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

     On behalf of your Board of Directors and employees, thank you for your continued support of Koala Corporation.

                              Very truly yours,

                              Mark A. Betker,
                              Chairman and Chief Executive Officer

                             KOALA CORPORATION
                        11600 E. 53rd Ave., Unit D
                          Denver, Colorado  80239

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               May 30, 1997


TO:  The Shareholders of Koala Corporation:

     The Annual Meeting of Shareholders of Koala Corporation ("the Company") will be held on Friday, May 30, 1997 at 2:00 p.m. at the Embassy Suites Hotel, 4444 Havana Street, Denver, Colorado.

     The items of business are:

     1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record as shown on the books of the Company at the close of business of April 23, 1997 will be entitled to vote at the meeting and any adjournment thereof.

     This notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                              Robert D. Scott,
                              Secretary
May 1, 1997
Denver, Colorado

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                             KOALA CORPORATION
                        11600 E. 53rd Ave., Unit D
                          Denver, Colorado  80239
                         _________________________

                              PROXY STATEMENT
                         _________________________

                      ANNUAL MEETING OF SHAREHOLDERS

                               MAY 30, 1997

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS


     This Proxy Statement is furnished to the record holders of shares of Common Stock of Koala Corporation, a Colorado corporation (the Company ), as of April 23, 1997, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on Friday, May 30, 1997, at 2:00 p.m. at the Embassy Suites Hotel, 4444 Havana Street, Denver, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about May 2, 1997.

     The Annual Meeting of Shareholders has been called for the purpose of electing five directors for a one-year term, and ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors, and FOR ratifying the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

                   OUTSTANDING SHARES AND VOTING RIGHTS

     At the close of business on April 23, 1997, the record date for the Annual Meeting of Shareholders, there were 2,481,260 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted.

                           ELECTION OF DIRECTORS

     The Board of Directors recommends that the five nominees named below be elected to serve as directors of the Company. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve the persons named as proxies may exercise their discretion to vote for a substitute nominee.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required to elect directors. Abstentions are treated as present and entitled to vote and broker non-votes are treated as not present and not entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE NOMINEES SET FORTH BELOW FOR DIRECTOR.

Directors and Executive Officers

     The following table lists the names, ages and positions of the directors and executive officers of the Company as of April 15, 1997. The members of the Board of Directors are elected to serve until the next Annual Meeting of Shareholders. All executive officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience length of time served in each capacity and other matters relevant to each individual is set forth below the table.

Name                     Age       Company Position              Director/Officer Since
Mark A. Betker           46        Chairman, Chief Executive     1995
                                   Officer, and Director
Michael C. Franson       42        Director                      1994
Thomas W. Gamel          57        Director                      1993
John T. Pfannenstein     40        Director                      1993
Ellen S. Robinson        34        Director                      1997
Jeffrey L. Vigil         43        Treasurer and Vice President  1996
                                   of Finance and Administration

     Mark A. Betker has served as Chief Executive Officer, President and a Director since joining the Company in November 1995, and as Chairman since
December 1996. From 1986 to 1995, Mr. Betker was executive vice president of Windsor Industries Inc., a world-wide manufacturer of building maintenance equipment. Mr. Betker received an MBA degree from Regis University and a bachelors degree from the University of Wisconsin.

     Michael C. Franson is a Director of the Company. He is currently an Executive Vice President and principal of The Wallach Company, Inc., a investment banking firm located in Denver, Colorado where he has worked since 1988.

     Thomas W. Gamel is a Director of the Company. Since 1992, Mr. Gamel has served as Chairman of Rockmont Value Investors, Ltd. ("Rockmont"), a privately-held investment company based in Denver, Colorado. He has been an owner and director of Timpte Industries, Inc., a diversified private holding company since 1970, and is an owner and director of several other private companies. Mr. Gamel, a certified public accountant, received a bachelors degree from the University of Notre Dame.

     John T. Pfannenstein is a Director of the Company. From 1993 to 1995, he served as the Company s Chairman of the Board, and from 1993 to May, 1996 he served as the Company's Treasurer. Mr. Pfannenstein also serves as President of Rockmont. From 1988 to 1992, he was president of Pfannenstein & Associates, Inc., a Denver-based investment banking firm. Mr. Pfannenstein is a certified public accountant and received a bachelors degree from St. John s University (Minnesota).

     Ellen S. Robinson is a Director of the Company. Ms. Robinson has been the President of Ascent Sports, Inc. since June, 1996, where she oversees the business operations of the Colorado Avalanche professional hockey team and the Denver Nuggets professional basketball team. From 1988 to 1996, Ms. Robinson was the vice president of customer development, general manager and area marketing manager for the Pepsi Cola Bottling Company in Denver. Ms. Robinson also serves as a director of a number of private non-profit businesses. Ms. Robinson received a bachelors degree from the Wharton School of Business at the University of Pennsylvania and a certificate in international business from the University of Colorado.

     Jeffrey L. Vigil has served as the Company's Treasurer and Vice President of Finance and Administration since May 1996. From 1980 to 1989 and from 1993 to 1996, Mr. Vigil held various positions at Energy Fuels Corporation, a privately owned Colorado coal company, including Accounting Manager, Contract Administrator, Controller and Vice President of Finance. From 1990 to 1993 Mr. Vigil was a self-employed financial consultant. Mr. Vigil received a bachelors degree in Accounting from the University of Wyoming.

     There are no family relationships among directors or executive officers except that John T. Pfannenstein and Jeffrey L. Vigil are brothers-in-law.

     During the fiscal year ended December 31, 1996, the Board of Directors held two meetings and took action by unanimous written consent on one occasion.


                             Board Committees

     The Board of Directors has an Audit Committee, which consisted of Mr. Franson, Mr. Pfannenstein and Donald R. Brattain until Mr. Brattain's resignation as a Director in December, 1996. On January 29, 1997, Ms. Robinson was appointed to serve on the Audit Committee to fill the vacancy created by Mr. Brattain's resignation. The purpose of the Audit Committee is to recommend the appointment of the independent auditors for the Company, review the scope of the audit, examine the auditors reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held no meetings during 1996. The Company has no nominating or compensation committees.


          Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company s directors, certain officers and persons holding 10% of the Company s Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company s Common Stock.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Vigil failed to timely file a report on Form 3. The Company has also determined that Rockmont failed to timely file its Report on Form 3 when obligated to do so in 1993. However, the majority owners of Rockmont have filed reports under Section 16(a) disclosing their beneficial interests in the shares held by Rockmont. Mr. Jeff H. Hilger, a former officer and director of the Company, resigned as a director in December 1996. Based solely on a review of its shareholder records, the Company believes that Mr. Hilger, currently owns no stock of the Company. The Company is unable to determine whether any reports under Section 16(a) were required to be filed by Mr. Hilger during the past year and has no record that any filings, if required, have been made by him for that period.

                          EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the fiscal years ended December 31, 1994, 1995 and 1996 of Mr. Betker who was the Chief Executive Officer of the Company at December 31, 1996. The Company had no other executive officers who received compensation of $100,000 or more during the year ended December 31, 1996.

                        Summary Compensation Table


                                                                            Long-Term
                                             Annual Compensation           Compensation
                                             -------------------           ------------

       Name and                                              Other Annual   Option
  Principal Position     Year      Salary        Bonus      Compensation   Awarded
  ------------------     ----      ------        -----      ------------   -------
                                     ($)          ($)            ($)         (#)

Mark A. Betker           1996      175,000        27,580         --           --
  Chief Executive        1995      22,884(1)        --           --(2)     250,000
  Officer                1994        --             --           --           --

______________________

     (1) Does not include consulting fees paid to Mr. Betker prior to his employment by the Company in the amount of $18,000.

     (2) Does not include housing costs, temporary living expenses, nor certain out-of-pocket travel expenses incurred by Mr. Betker related to travel to and relocation in Denver.


                 Aggregate Option Exercise in Fiscal 1996
                     and Fiscal Year-End Option Values

     The following table summarizes option exercises during 1996 and the value of the unexercised options held by the officer named in the summary compensation table as of December 31, 1996:

                         Shares
                         Acquired                                                 Value of Unexercised
                           on      Value            Number of Unexercised             In-the-Money
    Name                Exercise  Realized           Options at 12/31/96          Options at 12/31/96(1)
                            (#)      ($)          Exercisable    Unexercisable  Exercisable   Unexercisable
                            ---      ---          -----------    -------------  -----------   -------------
                                                              (#)                          ($)
Mark A. Betker              -0-      -0-            50,000          200,000       112,500        450,000

__________________________

     (1) Value of Unexercised In-the-Money Options is equal to the difference between the closing bid price per share of the Company s Common Stock as reported by Nasdaq on December 31, 1996, the last day of trading in 1996 ($13.50 per share) and the option exercise price, multiplied by the number of shares subject to such options.

                         Compensation of Directors

     The Company does not pay employees or affiliates additional compensation for services as a director. The Company pays each non-employee, unaffiliated director an annual retainer of $5,000 and a fee of $1,000 per meeting attended. The Board of Directors has also authorized payment of reasonable travel and out-of-pocket expenses incurred by directors in attending board meetings.

     The Company's directors who are not employees of the Company are eligible to be granted non-qualified stock options. The Company's directors who are also employees of the Company are eligible to be granted incentive stock options. No options were granted to any directors of the Company during the fiscal year ended December 31, 1996.


                          PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of April 15, 1997, the number of shares of Common Stock beneficially owned: by each person known by the Company to be the beneficial owner of more than 5% of the outstanding share of Common Stock, by each director of the Company, by each executive officer, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within sixty days of April 15, 1997, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.




Name and Address                           Number of Shares Beneficially Owned
of Beneficial Owner                             Shares             Percent
-------------------                             ------             -------
Rockmont Capital Limited ...............     1,106,500(1)           44.6
  Liability Company
  700 Broadway, Suite 800
  Denver, Colorado 80203


John T. Pfannenstein ...................     1,106,500(1)           44.6
  700 Broadway, Suite 800
  Denver, Colorado 80203



Thomas W. Gamel ........................       783,300(1)           31.6
  700 Broadway, Suite 800
  Denver, Colorado 80203



Mark A. Betker .........................        55,000(2)            2.2
  11600 E. 53rd Ave., Unit D
  Denver, Colorado 80239



Michael C. Franson .....................         1,400(3)             *
  1401 17th Street, Suite 750
  Denver, Colorado 80202



Ellen S. Robinson ......................         1,000(4)             *
  1635 Clay Street
  Denver, CO 80204



All directors and executive ............     1,163,900              45.6
officers as a group (6 persons)


______________________
*Less than one percent.

     (1) Rockmont is the owner of 1,106,500 shares of the Company's Common Stock. John T. Pfannenstein, who was the Chairman of the Board and Treasurer of the Company and is a Director of the Company, owns a 20.2 percent membership interest in and is the Manager of Rockmont and, accordingly, is deemed beneficial owner of all of the shares owned by Rockmont. Each of the following persons is an owner of a portion of the membership interests of Rockmont as indicated and is thereby deemed the beneficial owner of a portion of the shares held by Rockmont as follows:


                         Person's
                        Membership          Number of Shares        Percent of
     Name                Interest         Beneficially Owned     Outstanding Shares
     ----                --------         ------------------     ------------------
David B. Gamel            20.2%              223,800                  9.33%
Leslie D. Gamel           20.2%              223,800                  9.33%
Lara M. Gamel             20.2%              223,800                  9.33%
Lisa Gamel Scott          10.1%              111,900                  4.66%
Robert D. Scott            9%                99,400                   4.14%


          David, Leslie and Lara Gamel, and Lisa Gamel Scott (who is the wife of Robert D. Scott), who are all brother and sisters, have agreed that their father, Thomas W. Gamel, a Director of the Company, has the exclusive right to vote their membership interests in Rockmont until October 12, 1998 and each has agreed not to dispose of any membership interest in Rockmont without the consent of the Manager of Rockmont, currently John T. Pfannenstein, until October 12, 1998. Accordingly, Mr. Pfannenstein is deemed to be the beneficial owner of all shares of Common Stock owned by Rockmont, and Mr. Gamel is deemed to be the beneficial owner of 783,300 shares of Common Stock owned by Rockmont. In addition to the shares of the Company owned, of record, by Rockmont, Mr. Scott also owns 6,500 shares of the Company directly.

          (2) Includes options to acquire an aggregate of 50,000 shares of common stock at exercise prices ranging from $9.25 to $13.25 per share.

          (3) Includes an option to acquire 1,000 shares of common stock at an exercise price of $13.00 per share.

          (4) Consists of an option to acquire 1,000 shares of common stock at an exercise price of $13.00 per share.


                    APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as the Company s independent auditors for the fiscal year ending December 31, 1997 and to perform other accounting services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions. The firm of Blanski Peter Kronlage & Zoch, P.C. acted as the Company's independent auditors for the fiscal year ended December 31, 1996. In April 1997, the Company's Board of Directors retained Ernst & Young LLP as the Company's independent public accountants and replaced the Company's former auditors,

Blanski Peter Kronlage & Zoch, P.C. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's financial statements for the fiscal year ended December 31, 1996 or up through the time of replacement which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining Ernst & Young LLP, the Company had not consulted with Ernst & Young LLP regarding accounting principles.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP as the Company s independent auditors. Abstentions are treated as present and entitled to vote and broker non- votes are treated as not present and not entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY S INDEPENDENT AUDITORS.


                    SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals by Shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before December 20, 1997 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.


                               ANNUAL REPORT

     The Annual Report concerning the operations of the Company during the fiscal year ended December 31, 1996, including certified financial statements for the year then ended, is being mailed to each Shareholder of the Company with this Notice of Annual Meeting. Additional copies of the Annual Report may be obtained upon written request to the Company, at 11600 E. 53rd Avenue, Unit D, Denver, Colorado 80239.


                              OTHER PROPOSALS

     The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.


                     COSTS AND METHOD OF SOLICITATION

     Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on April 23, 1997. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

     It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Robert D. Scott,
                              Secretary

May 1, 1997

                             KOALA CORPORATION

               PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

     The undersigned shareholder of Koala Corporation, a Colorado corporation (the "Company"), hereby appoints Mark A. Betker or Jeffrey L. Vigil or, in place of the foregoing,_________________________ , as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Embassy Suites Hotel, 4444 Havana Street, Denver, Colorado, on Friday, May 30, 1997, at 2:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting.

     THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.   FOR [ ]                  All Nominees as Directors

     -  Mark  A.  Betker,   Michael  C.  Franson,   Thomas  W.  Gamel,  John  T.
Pfannenstein, and Ellen S. Robinson.

     WITHHELD [ ]             From All Nominees.

     FOR      [     ]     All      Nominees      Except      the      Following:
___________________________________________________________________________.

     2. FOR [ ] AGAINST [ ] ABSTAIN [ ] To appoint Ernst & Young LLP as independent auditors of the Company.

     THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

                                   DATED this _________day of ___________, 1997.

                                   ___________________________________________
                                   Signature of Shareholder

                                   ___________________________________________
                                   (Please print name of Shareholder)

NOTES:

     1. YOU HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT YOU AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY. IF YOU WISH TO EXERCISE THIS RIGHT, INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY AND STRIKE OUT THE TWO PRINTED NAMES.

     2. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder, the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder.

     3. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Norwest Bank Minnesota, N.A., P.O. Box 738, South St. Paul, Minnesota 55075-0738 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.